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                                                                    EXHIBIT 23.1



               CONSENT OF DELOITTE & TOUCHE, INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Registration Statement (Form S-8) of Hanmi Financial Corporation on Form S-8, our report dated February 18, 2000 appearing in the Annual Report of Hanmi Bank for the year ended December 31, 1999 and in the Hanmi Financial Corporation Registration Statement on Form S-4 (333-32770).

                                                           Deloitte & Touche LLP

Los Angeles, California
July 31, 2000